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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2005


                   ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
                                 ACE GAMING, LLC
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


    Delaware                       333-110484                 54-2131349
    New Jersey                     333-110485                 54-2131351
--------------------------------------------------------------------------------
 (State or other juris-            (Commission                (IRS Employer
diction of incorporation)          File Number)           Identification Number)

                            c/o Sands Hotel & Casino
                   Indiana Avenue and Brighton Park, 9th Floor
                         Atlantic City, New Jersey 08401
          -------------------------------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number including area code: (609) 441-4633

                                 Not Applicable
                             -----------------------
         (Former name and former address, as changed since last report)



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 21, 2005, Atlantic Coast Entertainment Holdings, Inc. ("Atlantic") entered into an agreement (the "Agreement"), with George Toth providing for the employment of Mr. Toth in the position of President of ACE Gaming, LLC (the owner of The Sands Hotel & Casino), a wholly owned subsidiary of Atlantic. The Agreement provides for an employment term commencing April 1, 2005, and continuing through March 31, 2008, unless earlier terminated. Mr. Toth's employment is subject to the terms and conditions set forth in the Agreement, a copy of which is filed herewith as Exhibit 10.1 and the full text of which is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Description:

10.1     Agreement, dated April 21, 2005, by and between Atlantic and George
         Toth.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
                                ACE GAMING, LLC


Dated: April 26, 2005           By: /s/ Patricia M. Wild
                                    ---------------------------------------
                                    Name: Patricia M. Wild
                                    Title: Vice President, General Counsel and
                                           Secretary